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                                                                  April 28, 1998
DEAR SHAREHOLDERS:

We are pleased to present to you the First Quarter Report of the Burnham Fund for 1998.

BURNHAM FUND FIRST QUARTER DATA

On March 31, 1998 The Burnham Fund's net asset value per share for Class A, B and C shares was $31.54, $32.35, and $31.57, which represent increases for the quarter of 11.5%, 11.3% and 11.3%, respectively. On March 30, 1998 The Burnham Fund declared its first quarter dividend, payable to shareholders of record on March 31, 1998 and paid on April 8, 1998. For the first quarter, The Burnham Fund Class A, B and C shares paid $0.08, $0.02 and $0.02, respectively in taxable dividends per share. This dividend was comprised entirely of ordinary income.

FIRST QUARTER MARKET REVIEW

The equity markets continued their upward trend during the first quarter of 1998. Some analysts were somewhat concerned that the markets would become volatile in the first quarter, perhaps even decline, after the dramatic increases in 1997 for the broad averages. The poor returns posted in January by the broad averages reflected many of these concerns; the Asian crisis continued to deepen, the President's legal problems widened, and the Iraqi/UN diplomacy remained at an impasse. Despite all this, new money flowing into mutual funds continued at a record pace during this period. Following Federal Reserve Chairman Alan Greenspan's commentary that the economy was healthy, and interest rates would likely remain stable, the markets resumed an upward trend. In February and March, the DJIA broke through 8500 and beyond, following rekindled optimism derived from positive economic and consumer confidence reports, and an unprecedented flurry of corporate merger, acquisition and reorganization events.

The Burnham Fund made strategic changes to the portfolio during the quarter. WE REDUCED OUR POSITION IN ENERGY--OIL AND GAS from 12% of net assets at year end to 9.7% at the end of the first quarter. Positions reduced include Exxon, Royal Dutch, Texaco and Amoco. In the fourth quarter of 1997 and first quarter of 1998, crude oil prices declined sharply. Inventories swelled because of weaker demand in Asia, the extremely mild winter in the high energy using Northeast United States, and increased production in the Middle East. We still maintain an overweighted position in this sector as we believe oil prices will increase over the long term. At present, natural gas prices are comparatively strong, and the major petroleum companies have reported first quarter earnings per share that were better than had been expected. We should see better earnings in the quarters to come. The financial health of these companies and robust dividend payments fit in a growth and income portfolio. We also REDUCED OUR POSITION IN THE REAL ESTATE INVESTMENT TRUST sector by 2% from year end. This area was lucrative for us in past years; however, we believe that the total return potential for this group has dropped as the share prices increased, and therefore yields have decreased. We sold our position in National Golf, and reduced our position in Golf Trust of America, and Chateau Communities Inc.

We redeployed these funds into sectors, and to individual equities which we believe will provide more potential for capital appreciation from earnings growth or reorganization. In a contrarian move befitting our value orientation, we added to our Banking position because we believed the market over-reacted to the Asian crisis. We think that well managed banks will seek out opportunities and continue to grow and consolidate. We added to the portfolio CHASE MANHATTAN BANK CORP., FLEET FINANCIAL GROUP, AND WEBSTER FINANCIAL GROUP. In Financial Services we added CHARLES SCHWAB, FRANKLIN RESOURCES AND ASSOCIATES FIRST CAPITAL CORP., the consumer credit division of FORD, which was recently distributed to shareholders. Outside of these two major sector increases, among the new positions to the Fund are DOW JONES & CO., ECI TELECOM, LTD., ERICCSON
(LM) TELEFON ADRS, TIFFANY INC., AND ESTEE LAUDER INC.

Outlook

Since the end of the quarter, several equities have had significant increases in price. Our largest holding, TRAVELERS, has announced a merger with CITICORP, another long term holding. We are very excited about the prospects of this merger, and we believe that both stocks still have appreciation potential. Our Pharmaceutical investments have also increased dramatically in value. Pfizer's earnings growth rate has been revised upward in light of the immense market potential for its new drug, Viagra. Warner Lambert recently announced its earnings will far surpass the expectations of investment analysts due to new product flow at its Parke Davis division and the success of two drugs, Lipitor and Rezulin. Innovative new products and an increasing population of aging baby boomers are expanding the market for health related products and fueling earnings growth in this very important sector for the Fund.

The investment environment year to date has validated of many of our investment theories we have discussed in these letters for

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the last three years. We have stated that this long-lived bull market has been fueled by many converging events:

     A technology and communications revolution that tends to smooth out the business cycle, improve corporate management and planning, and expand profit margins and bottom line earnings

     Continued low inflation and stable interest rates at reasonable levels

     Near elimination of the federal deficit

     The government's encouraging individual investing through lowering capital gains taxes and liberalizing retirement programs

     Record breaking inflows of tax deferred and discretionary investment into mutual funds from systematic investment programs and other retirement vehicles

     Increased level of corporate merger and acquisition activity as managements seek new distribution avenues both in the United States and abroad

     A shrinking supply of common stock from accelerating corporate stock buyback activity (which exceeds the market value of new stock coming to market from IPOs)

As of the end of the first quarter, the S & P 500 index stood at 22x 1998 earnings estimates, 7.6x book value, and had a dividend yield of 1.3%. By historical measures, these are high valuations. We think that given the factors stated above, a premium market valuation is warranted. Corrections are inevitable, and we expect them from time to time, especially after significant rallies. We note that investors are merciless to companies with negative earnings surprises, and therefore, stock selection and holding to an investment discipline is essential. We continue to favor companies with earnings growth potential of at least 15% to 20% per year for five years, product leadership, innovative management with a shareholder-value orientation, superior financial underpinnings, and a healthy dividend history (when pertinent). We also search for companies whose stock is undervalued relative to its past, or those which may benefit from restructuring actions. We also favor companies with relatively little exposure to Asia, or where the exposure is well understood. The crisis atmosphere is abating, but the earnings impact is far from over, particularly in certain technology sectors. We are also monitoring Year 2000 issues as they affect our investments, and to the extent to which companies in the Fund are on track with compliance. We would also be concerned if economic conditions changed so that we might anticipate an upward change in the direction of interest rates.

During the past year, Portfolio Manager Jon Burnham has appeared as a regular guest on CNBC, CNN/FN and Bloomberg Radio and Cable Television. He generally appears on Bloomberg every other Monday at various times throughout the day. His other appearances are scheduled erratically. Please feel free to call 1-800-874-FUND for his schedule, so you may hear his latest investment thoughts and ideas.

We appreciate your confidence in The Burnham Fund.

Very truly yours,



/s/ I. W. Burnam, II                                          /s/ Jon M. Burnham
I. W. Burnham, II                                                Jon M. Burnham,
Chairman                                                             President &
                                                               Portfolio Manager

The performance data quoted represents past performance and is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average total return for Class A shares, assuming the reinvestment of dividends and excluding the maximum sales charge for the one, five and ten year periods ended March 31, 1998 were 37.75%, 16.16% and 13.56%, respectively. Such performance assuming the imposition of the Class A shares' maximum 5% sales charge for the same periods would have been 30.88%, 14.98% and 12.98%, respectively. For Class B and C shares, average total return for the one year period ended March 31, 1998 and life of class total return for the period October 18, 1993 (inception date) to March 31, 1998, were 36.49% and 15.83% and 36.50% and 15.84%, respectively. Class B shares bear a maximum contingent deferred sales charge at a rate of 5% if they are redeemed within the first six years of purchase. Such performance assuming the imposition of the maximum contingent deferred sales charge of 5% for the one year period ended March 31, 1998 and life of class were 32.49% and 15.43%, respectively. Class C shares bear a maximum contingent deferred sales charge at a rate of 1% if they are redeemed within the first year of purchase.


                                       2

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                             INVESTMENT PERSPECTIVE


                          EQUITY PORTFOLIO DISTRIBUTION


               EQUITY PORTFOLIO DISTRIBUTION
                 by Industry Classification
                      March 31, 1998


                                                % Total
                                            Equity Portfolio
                                            ----------------
Insurance & Financial Services..............     14.75%
Energy - Oil & Gas..........................     10.70%
Banking.....................................      8.62%
Computer Products & Software................      8.16%
Pharmaceuticals.............................      7.79%
Real Estate Investment Trusts...............      7.66%
Oil Drilling................................      4.59%
Telecommunication Equipment.................      4.57%
Telecommunication Network Services..........      4.49%
Automotive..................................      4.47%
Consumer Products...........................      3.24%
Other.......................................     20.96%
                                                -------
TOTAL EQUITIES..............................    100.00%
                                                =======


     TOTAL PORTFOLIO DISTRIBUTION BY ASSET CLASS
                   March 31, 1998


                    [PIE CHART]

Cash & Cash Equivalents.....................       5%
Convertible Preferred Securities............       2%
Corporate & Convertible Bonds...............       2%
Common Stocks...............................      91%


TOP 25% PORTFOLIO HOLDINGS
(excluding short-term investments)
March 31, 1998

                                            Number of                    % of
                                              Shares       Value      Net Assets
                                              ------       -----      ----------
Travelers Group Inc........................  120,000     $7,200,000      4.75%
The Bank of New York Co., Inc. ............  100,000     $6,281,250      4.14%
Pfizer Inc. ...............................   50,000     $4,984,375      3.29%
Exxon Corporation..........................   90,000     $4,733,750      3.12%
Diamond Offshore Drilling Inc. ............  100,000     $4,537,500      2.99%
Lucent Technologies Inc. ..................   35,000     $4,475,625      2.95%
Allstate Corp. ............................   45,000     $4,137,187      2.73%
American Express Co. ......................   45,000     $4,131,562      2.73%
                                                         ----------     ------
TOP 25% PORTFOLIO HOLDINGS                              $40,481,249     26.70%
                                                        ===========     ======

                               CUMULATIVE RETURN
                     OF A HYPOTHETICAL $10,000 INVESTMENT*
                         FROM INCEPTION (JUNE 16, 1975)
                             THROUGH MARCH 31, 1998

                           THE BURNHAM FUND - CLASS A

                     Value of hypothetical investment
                          on March 31, 1998: $200,621

                                  LIFE OF FUND
                           CUMULATIVE PERCENT RETURN:
                                            1,906.21%

                      ANNUAL COMPOUND RATE OF RETURN:
                                               14.04%

                     1975..................... $  9,792
                     1976.....................   12,130
                     1977.....................   11,656
                     1978.....................   13,167
                     1979.....................   16,265
                     1980.....................   21,777
                     1981....................    21,220
                     1982....................    25,928
                     1983....................    29,067
                     1984....................    31,166
                     1985....................    41,191
                     1986....................    50,170
                     1987....................    53,524
                     1988....................    59,883
                     1989....................    73,520
                     1990....................    72,217
                     1991....................    85,195
                     1992....................    91,758
                     1993....................   100,355
                     1994....................    98,564
                     1995....................   122,663
                     1996....................   144,252
                     1997....................   179,941
                     1998....................   200,621





                      $10,000 investment on June 16, 1975
                      (inception date).

* All performance analyses shown herein represent past performance and are not indicative of future performance. All dividends and distributions from income and capital gains have been continually reinvested. Performance does not include the imposition of the maximum 5% sales charge. Performance for other classes of the Fund will be greater or less than the data shown in the graph and tables based on differences in sales charges and fees paid by shareholders investment in the different classes of the Fund.


                          AVERAGE ANNUAL TOTAL RETURN
                          Period ended March 31, 1998

                         One Year..............  37.75%
                         Three Years...........  24.50%
                         Five Years............  16.16%
                         Ten Years.............  13.56%
                         Fifteen Years.........  14.15%
                         Twenty Years..........  15.41%

                                       3

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                            STATEMENT OF NET ASSETS
                           March 31, 1998 (Unaudited)



                                                       Number of
                                                         Shares         Value
--------------------------------------------------------------------------------
Common Stocks                     91.03%

AEROSPACE                          2.04%
 General Motors Corp., Class H.................          30,000    $  1,357,500
 Gulfstream Aerospace Corp. ...................          40,000       1,735,000
                                                                   ------------
                                                                      3,092,500
                                                                   ------------
AUTOMOTIVE                         4.07%
 Chrysler Corp. ...............................          50,000       2,078,125
 Ford Motor Company............................          50,000       3,240,625
 Tenneco, Inc. ................................          20,000         853,750
                                                                   -------------
                                                                      6,172,500
                                                                   ------------
BANKING                            7.84%
 The Bank of New York Co., Inc. ...............         100,000       6,281,250
 Chase Manhattan Bank..........................          10,000       1,348,750
 Citicorp......................................          15,000       2,130,000
 Fleet Financial Group Inc. ...................          25,000       2,126,563
                                                                   ------------
                                                                     11,886,563
                                                                   ------------
BUSINESS PUBLISHING                0.70%
 Dow Jones & Co., Inc. ........................          20,000       1,058,750
                                                                   ------------
CHEMICALS                          1.20%
 Monsanto Co. .................................          35,000       1,820,000
                                                                   ------------
COMPUTER PRODUCTS &
  SOFTWARE                         7.43%
 Cisco Systems Inc. ...........................          15,000(b)    1,026,094
 Hewlett Packard Co. ..........................          20,000       1,267,500
 International Business Machines
  Corp. .......................................          25,000       2,596,875
 Microsoft Corp. ..............................          40,000(b)    3,578,750
 Phoenix Technologies Ltd. ....................          65,000(b)      777,969
 Siebel Systems Inc. ..........................          70,000(b)    2,014,687
                                                                   ------------
                                                                     11,261,875
                                                                   ------------
CONGLOMERATES                      1.02%
 Textron Inc. .................................          20,000       1,540,000
                                                                   ------------
CONSUMER PRODUCTS                  2.95%
 General Electric Co. .........................          40,000       3,447,500
 Blythe Industries Inc. .......................          30,000       1,023,750
                                                                   ------------
                                                                      4,471,250
                                                                   ------------
ENERGY--OIL & GAS                  9.74%
 Amoco Corp. ..................................          20,000       1,727,500
 British Petroleum PLC ADS.....................          20,000       1,721,250
 Exxon Corporation.............................          70,000       4,733,750
 Mobil Corporation.............................          40,000       3,065,000
 Royal Dutch Petroleum Co. ADR.................          30,000       1,704,375
 Texaco Inc. ..................................          30,000       1,807,500
                                                                   ------------
                                                                     14,759,375
                                                                   ------------


                                                       Number of
                                                         Shares         Value
--------------------------------------------------------------------------------
ENGINEERING/INDUSTRIAL
  PRODUCTION                       1.40%
 Thermo Electron Corp. ........................          50,000    $  2,018,750
 Thermolyte Corp. .............................          10,000bc       100,000
                                                                   ------------
                                                                      2,118,750
                                                                   ------------
FINANCIAL SERVICES                10.70%
 American Express Co. .........................          45,000       4,131,562
 Associates First Capital Corp. ...............          15,000       1,185,000
 The Charles Schwab Corporation................          35,000       1,330,000
 Franklin Resources Group......................          25,000       1,325,000
 Travelers Group Inc. .........................         120,000       7,200,000
 Webster Financial Corporation.................          15,000       1,038,750
                                                                   ------------
                                                                     16,210,312
                                                                   ------------
HEALTHCARE FACILITIES              1.49%
 Rehabcare Group Inc. .........................          85,000       2,263,125
                                                                   ------------
HOTELS & GAMING                    0.48%
 Mirage Resorts, Inc. .........................          30,000(b)      729,375
                                                                   ------------
INSURANCE COMPANIES                2.73%
 Allstate Corp. ...............................          45,000       4,137,187
                                                                   ------------
MEDIA BROADCASTING                 0.90%
 CBS Corporation...............................          40,000       1,357,500
                                                                   ------------
MEDICAL SUPPLIES                   2.56%
 Baxter International Inc. ....................          25,000       1,378,125
 Johnson & Johnson.............................          20,000       1,466,250
 Medtronic Inc. ...............................          20,000       1,037,500
                                                                   ------------
                                                                      3,881,875
                                                                   ------------
OIL DRILLING                      4.18%
 Diamond Offshore Drilling Inc. ...............         100,000       4,537,500
 Transocean Offshore Inc. .....................          35,000       1,800,313
                                                                   ------------
                                                                      6,337,813
                                                                   ------------
PERSONAL CARE PRODUCTS            2.24%
 Estee Lauder Inc. ............................          15,000       1,018,125
 Gillette Co. .................................          20,000       2,373,750
                                                                   ------------
                                                                      3,391,875
                                                                   ------------
PASTA PRODUCER                    1.67%
 American Italian Pasta Co. ...................          70,000(b)    2,528,750
                                                                   ------------
PHARMACEUTICALS                  7.09%
 Merck & Co. ..................................          25,000       3,209,375
 Pfizer Inc. ..................................          50,000       4,984,375
 Warner Lambert Inc. ..........................          20,000       2,554,687
                                                                   ------------
                                                                     10,748,437
                                                                   ------------

                                       4

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                                                                          [LOGO]

                                STATEMENT OF NET ASSETS
                              March 31, 1998 (Unaudited)



                                                     NUMBER OF SHARES
                                                       OR PRINCIPAL
                                                          AMOUNT       VALUE
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS    6.97%
 Chateau Communities Inc. .....................          50,000    $  1,487,500
 Developers Diversified Realty Corp. ..........          30,000       1,226,250
 Franchise Finance Corp. ......................          80,000       2,225,000
 Golf Trust of America.........................          55,000       1,725,625
 Meditrust SBI.................................          84,000       2,593,500
 Vornado Realty Trust..........................          30,000       1,306,875
                                                                   ------------
                                                                     10,564,750
                                                                   ------------
RETAIL                           0.80%
 Tiffany & Co. ................................          25,000       1,217,188
                                                                   ------------
SEMICONDUCTORS                   2.58%
 Intel Corp. ..................................          50,000       3,901,562
                                                                   ------------
TELECOMMUNICATION EQUIPMENT      4.16%
 ECI Telecom Ltd. .............................          60,000       1,833,750
 Lucent Technologies Inc. .....................          35,000       4,475,625
                                                                   ------------
                                                                      6,309,375
                                                                   ------------
TELECOMMUNICATIONS NETWORK
 AND SERVICES                    4.09%
 Ericcson (L.M.) Telefon `B' ADS...............          25,000       1,188,281
 GTE Corp. ....................................          40,000       2,395,000
 SBC Communications Inc. ......................          60,000       2,617,500
                                                                   ------------
                                                                      6,200,781
                                                                   ------------
 Total Common Stocks..........................                      137,961,468
                                                                   ------------
CONVERTIBLE PREFERRED
 SECURITIES                     2.52%
PASSENGER CRUISE LINES          1.46%
 Royal Caribbean Cruises,
  conv. Preferred Cl. `A'.....................           20,000       2,210,000
                                                                   ------------
UTILITIES                       1.06%
 AES Trust I, conv. Preferred
  Series `A'..................................            6,000         479,250
 AES Trust II, $2.75 conv.
  Preferred Series `B' TECONS.................           20,000(d)    1,128,750
                                                                   ------------
                                                                      1,608,000
                                                                   ------------
 Total Convertible Preferred
  Securities..................................                        3,818,000
                                                                   ------------
CORPORATE BONDS                 1.85%
DATA PROCESSING                 0.32%
 Data General Corp., 6% sub.
 deb.   5/15/04...............................       $  500,000         488,750
                                                                   ------------
FINANCIAL SERVICES              0.66%
 Ford Motor Credit Corp.,
  9 1/4% notes 6/15/98........................        1,000,000       1,006,427
                                                                   ------------



                                                     PRINCIPAL
                                                       AMOUNT          VALUE
--------------------------------------------------------------------------------
HOTELS                                   0.87%
 Marriott Corp., 93/8%
  Deb. 6/15/07..............................         $1,265,000    $  1,313,450
                                                                   ------------
 Total Corporate Bonds......................                          2,808,627
                                                                   ------------
COMMERCIAL PAPER        4.82%
 American Express Credit
  Corp., 5 3/4% 04/01/98....................          3,452,000       3,452,000
 Ford Motor Credit Corp.,
  5.76% 04/01/98............................          3,300,000       3,300,000
 General Electric Capital Corp.,
  5 1/2% 04/01/98...........................            550,000         550,000
                                                                   ------------
 Total Commercial Paper.....................                          7,302,000
                                                                   ------------
TOTAL INVESTMENTS                      100.22%                       151,890,095

CASH AND OTHER ASSETS,
 LESS LIABILITIES                       (0.22)%                         (328,198)
                                    ---------                      ------------
NET ASSETS                             100.00%                     $151,561,897
                                    =========                      ============

CLASS A SHARES
(Equivalent to $31.54 per share based on 4,735,817 shares of Capital Stock outstanding.)

CLASS B SHARES
(Equivalent to $32.35 per share based on 63,631 shares of Capital Stock outstanding.)

CLASS C SHARES
(Equivalent to $31.57 per share based on 4,981 shares of Capital Stock outstanding.)

(a) Investments in securities traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded on the last business day of the period. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term money market instruments which have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates value.

(b) Non-income producing security.

(c) A unit consists of one share of common stock of Thermolyte Corp. and one redemption right.

(d) "TECONS" are term convertible securities with a liquidation amount of $50 per security and are convertible into the common stock of the AES Corporation.

OFFICERS OF THE FUND
I.W. Burnham, II Chairman
Jon M. Burnham, President
    and Chief Executive Officer
Michael E. Barna, Executive Vice President
    Chief Financial Officer, Treasurer and Secretary
Debra B. Hyman, Executive Vice President
Ronald M. Geffen, Vice President
Frank A. Passantino, Vice President and
    Assistant Secretary
Louis S. Rosenthal, Vice President

INVESTMENT ADVISER
Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, New York 10019

DISTRIBUTOR
Burnham Securities Incorporated
1325 Avenue of the Americas
New York, New York 10019
Telephone: 1 (800) 874-FUND

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom L.L.P.
919 Third Avenue
New York, New York 10022

SERVICING AGENT
Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, Massachusetts 02171

http://www.burnhamfunds.com

This report has been prepared for the information of shareholders of The Burnham Fund Inc. and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.

Quarterly Report

MARCH 31, 1998

Continuity                  Knowledge

              BURNHAM
               FUND

Growth                      Income

BURNHAM Securities Inc.
Principal Distributor